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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 2008

                               NEKTAR THERAPEUTICS
             (Exact name of Registrant as specified in its charter)


          Delaware                  0-24006                    94-3134940
(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)           File Number)            Identification No.)

                               201 Industrial Road
                          San Carlos, California 94070
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (650) 631-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02    Results of Operations and Financial Position

      On February 27, 2008, Nektar Therapeutics issued a press release (the "Press Release") announcing its financial results for the quarter and year ended December 31, 2007. A copy of the Press Release is furnished herewith as Exhibit 99.1

      The information in this report, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Nektar Therapeutics, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

     On February 21, 2008, the company announced that it would hold a conference call on February 27, 2008 to review financial results for the quarter and year ended December 31, 2007. On this conference call, management expects to make certain forward-looking statements regarding the market potential and revenue potential to the company for the company's partnered product programs and management's corporate objectives and financial guidance for 2008. These forward-looking statements involve substantial risks and uncertainties including but not limited to: (i) the market sizes and revenue potential of partnered product programs are management's estimates only and actual results may differ materially; (ii) the overall market size for the partnered product programs and revenue and profit contribution potential to the company will depend upon successful sales and marketing efforts by our partners, competition from competing therapies (if any), government and private insurance reimbursement, changing standards of care, commercial product profile and final product pricing; (iii) the timing or success of the commencement or end of clinical trials and commercial launch of partnered products may be delayed or unsuccessful due to slower than anticipated patient enrollment, drug manufacturing challenges, clinical outcomes, or delay or failure in obtaining regulatory approval in one or more important markets; (iv) clinical trials are long, expensive and uncertain processes and the risk of failure of any product that is in clinical development and prior to regulatory approval remains high and can occur at any stage due to efficacy, safety or other factors; (v) management's financial projections for the company's 2008 revenue and cash used in operations are subject to the risk of unplanned revenue short-falls or unanticipated expenses which could adversely affect the company's financial results and cash position; and (vi) certain other risks and uncertainties set forth in the company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 8, 2007 and its most recent Annual Report on Form 10-K.


Item 9.01    Financial Statements and Exhibits

Exhibit No.  Description

99.1 Press release titled "Nektar Therapeutics Announces Fourth Quarter And Year-End 2007 Financial Results" issued on February 27, 2008.


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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               By:     /s/ Gil M. Labrucherie
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                                              Gil M. Labrucherie
                                         General Counsel and Secretary

                               Date:   February 27, 2008